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                                                                    EXHIBIT 10.8

                             XENONICS HOLDINGS, INC.

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

      THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT ("AGREEMENT") is made and entered into as of April 23, 2004 between Xenonics Holdings, Inc., a Nevada corporation ("CORPORATION"), and the purchasers listed on the signature page of this Agreement (each and "INVESTOR" and collectively, the "INVESTORS"). In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereby agree as follows:

      1. PURCHASE AND SALE OF UNITS. Subject to the terms and conditions of this Agreement, at the Closing referred to in Section 2 below, the Corporation agrees to issue and sell to Investors, and Investors hereby agree to purchase from the Corporation, an aggregate of Fifty Thousand (50,000) Units ("UNITS"), at a price of $17.00 per Unit, for an aggregate purchase price of $850,000.00. Each Unit consists of four (4) shares of the Corporation's common stock, $0.001 par value (sometimes referred to herein as "COMMON STOCK") and one Common Stock purchase warrant (a "WARRANT"), the form of which is attached hereto as Exhibit
B. Each Warrant is exercisable for one share of Common Stock at an exercise price of eight dollars ($8.00) per share for a period of five years. The number of Units to be purchased by each Investor is set forth on the signature page of this Agreement. The obligations of each of the Investors hereunder are several and not joint, and the sale of the Units to each of the Investors is a separate transaction; provided, however, that the Corporation shall not be obligated to consummate the sale of any of the Units unless all of the Units are sold.

      2. CLOSING OF PURCHASE AND SALE. The consummation of the purchase and sale of the Units provided for herein ("CLOSING") will take place at the offices of the Corporation as 2236 Rutherford Road, Suite 123, Carlsbad, California 92008 on April 26, 2004, or at such other date, time and place upon which the Corporation and the Investors shall agree ("CLOSING DATE"). At the Closing, the Corporation will deliver to each Investor (i) a stock certificate representing the number of shares of Common Stock in the Units being purchased by that Investor, and (ii) a Warrant representing the right of that Investor to purchase the number of shares of Common Stock equal to the number of Units purchased by that Investor, against delivery to the Corporation by each Investor of the full amount of the purchase price of such Units by a check payable to the Corporation's order or by wire transfer to the Corporation's account.

      3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF INVESTOR. As a material inducement to the Corporation to sell and issue the Units to Investors, each Investor hereby represents and warrants on its own behalf to the Corporation, and agrees with the Corporation, as follows:

            3.1 Authorization; Enforceability. Such Investor has all requisite power and authority to enter into this Agreement and to purchase the Units listed under the Investor's name on the signature page of this Agreement. This Agreement has been duly executed and delivered by such Investor. This Agreement is a valid and binding obligation of such Investor, enforceable

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against the Investors in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, and to the availability of equitable remedies.

            3.2 Purchase for Own Account. Such Investor is acquiring the Units solely for its own account, for investment purposes only and not with a view to, or for resale in connection with, any distribution or public offering of the Warrants, the shares of Common Stock contained in such Units, or the shares of Common Stock underlying each Warrant (the shares contained in the Units, and shares of Common Stock underlying the Warrants are herein collectively referred to as the "SHARES") the within the meaning of the Securities Act of 1933, as amended (the "1933 ACT"). Such Investor has no present intention to sell, offer to sell, or otherwise dispose of or distribute any of the Warrants or Shares. Such Investor will hold the entire legal and beneficial interest in and to the Warrants and Shares and does not presently intend to divide or share such interest with any other person or entity.

            3.3 Restrictions on Transfer. Such Investor understands and has been advised by the Corporation that neither the Warrants nor the Shares have not been registered under the 1933 Act or qualified under the California Corporate Securities Law of 1968, as amended (the "LAW"), in reliance on exemptions from the registration and/or qualification requirements of such laws, and that consequently such securities cannot be offered, sold or otherwise transferred, and must be held indefinitely by the Investor, unless and until they are registered with the U.S. Securities and Exchange Commission (the "SEC") under the 1933 Act qualified under the Law, or until exemptions from such registration and qualification requirements are available.

            3.4 Rule 144. Such Investor is familiar with SEC Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities in specified circumstances, and, in any event, requires that the Shares be held for a minimum of one year (and in some cases longer) after they have been purchased and paid for (within the meaning of Rule 144) before they may be resold under Rule 144.

            3.5 Legends. Such Investor understands and agrees that (i) all certificate(s) evidencing the Investor's Shares (and any securities issued in respect of the Shares upon any stock split, stock dividend, merger, reorganization or recapitalization), and (ii) the Warrants will be imprinted with a legend that reads substantially as set forth below, together with any other legends that, in the opinion of legal counsel to the Corporation, are required by the 1933 Act or by other federal or state securities laws:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE

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            THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS
            INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

            3.6 Stop Transfer Instructions. Such Investor agrees that, in order to ensure compliance with and to enforce the restrictions on transfer referred to in this Agreement the Corporation may refuse to transfer the Shares or Warrants and may issue appropriate "stop transfer" instructions to its transfer agent, if any.

            3.7 Suitability and Investment Experience. Such Investor is an "accredited investor" as defined in SEC Rule 501 and has: (a) a pre-existing personal and/or business relationship with the Corporation, or its officers or directors, such that Investor is aware of the character, business acumen and general business and financial circumstances of such persons; and/or (b) such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of this investment in the Units and is capable of protecting its own interests in connection with this investment in the Units.

            3.8 Access to Data. Such Investor has had an opportunity to discuss the Corporation's business, management and financial affairs with the Corporation's management and has received or has had full access to all the information it considers necessary to make an informed investment decision with respect to the Units to be purchased. It understands that such discussions, as well as any written information issued by the Corporation, were intended to describe certain aspects of the Corporation's business and prospects but were not a thorough or exhaustive description.

            3.9 Brokers or Finders. The Corporation has not and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

      4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE CORPORATION. As a material inducement to the Investors to purchase the Units, the Corporation hereby represents and warrants to each Investor, and agrees with each Investor, as follows:

            4.1 Authorization. The Corporation has all requisite power and authority to enter into this Agreement and to sell and issue the Units, including the shares of Common Stock and Warrants contained therein. This Agreement has been duly executed and delivered by the Corporation. This Agreement is, and the Warrants will be, a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, and to the availability of equitable remedies.

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

            4.2 Organization and Standing. The Corporation is a corporation duly organized and existing under, and by virtue of, the laws of the State of Nevada and is in good standing under such laws. The Company has requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted.

            4.3 Validity of the Shares. The Shares, when issued in compliance with the provisions of this Agreement or the Warrants, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the holders; provided, however, that the Shares will be subject to restrictions on transfer under state or federal securities laws. The issuance of the Shares is not subject to any preemptive rights or rights of first refusal.

      5. REGISTRATION OF UNITS. The Corporation hereby agrees to register the Shares of each Investors in the manner set forth on Exhibit A to this Agreement. Each Investor hereby agrees to be bound by the terms and conditions set forth on Exhibit A.

      6.    MISCELLANEOUS PROVISIONS.

            6.1 Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless executed in writing by all of the parties hereto.

            6.2 Successors and Assigns. Except as otherwise stated herein, all covenants and agreements of the parties contained in this Agreement shall be binding upon and inure to the benefit of their respective successors and assigns.

            6.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, excluding that body of law pertaining to conflict of laws or choice of law.

            6.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            6.5 Entire Agreement. This Agreement, including Exhibit A, and the Warrants constitute the entire agreement between the parties with respect to the subject matter hereof and supersede any and all prior agreements or understandings, whether oral or written, with respect to such subject matter.

                               [signature follows]

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      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives effective as of the date and year first above written.

INVESTOR:                                   CORPORATION:

WHITE ROCK CAPITAL PARTNERS, L.P.           XENONICS HOLDINGS, INC.
                                            a Nevada corporation

By____________________________________
      Units purchased: 40,000               By__________________________________
      Purchase Price: $ 680,000

      3131 Turtle Creek Blvd., Suite 800
      Dallas, Texas, 75219

INVESTOR:

TEXROCK, LTD.

By____________________________________
      Units purchased: 10,000
      Purchase Price: $ 170,000

      c/o White Rock Capital Partners, L.P.
      3131 Turtle Creek Blvd., Suite 800
      Dallas, Texas, 75219

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                                    EXHIBIT A

1. CERTAIN DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Common Stock and Warrant Purchase Agreement (the "Agreement") to which this Exhibit is attached. As used in this Exhibit, the following terms shall have the following respective meanings:

      "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      "Corporation" means Xenonics Holdings, Inc., a Nevada corporation.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Holder" means (i) each of White Rock Capital Partners, L.P. and Texrock, Ltd., and (ii) any person holding Registrable Securities to whom the registration rights under any of the Agreement have been validly transferred.

      "Registrable Securities" means the (i) 200,000 shares of the Corporation's Common Stock sold pursuant to this Agreement, (ii) the 50,000 shares of the Corporation's Common Stock underlying the Warrants, and any Common Stock of the Corporation issued or issuable in respect of the foregoing shares of the Corporation's Common Stock upon any stock split, stock dividend, recapitalization or similar event; provided, however, that securities shall only be treated as Registrable Securities if and so long as they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

      "register," "registered" and "registration" shall mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

      "Registration Expenses" shall mean all expenses incurred by the Corporation in complying with Section 2.1, including without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Corporation, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration.

      "Securities Act" shall mean the federal Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Selling Expenses" shall mean all underwriting discounts, selling commissions, or stock transfer taxes and fees applicable to the securities registered by the Holders.

2. REGISTRATION. The Corporation agrees to use its best efforts to prepare and file a registration statement with the Commission within 14 days after the Closing Date, and to thereafter take all steps necessary and proper to effect a registration of the Registrable Securities (including, without limitation, appropriate qualification under applicable state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations), in order to permit or facilitate the sale and distribution by the Holders of all of their Registrable Securities. The registration statement filed by the Corporation hereunder shall be a registration statement, at the Corporation's option, on Form S-1, Form SB-2 or, if available, Form S-3, or any successor to such forms. If requested by all of the Holders, the Corporation shall, together with all Holders, enter into an underwriting agreement in customary form with an investment banking firm or firms selected for such underwriting by all of the Holders, but subject to the Corporation's reasonable approval.

            2.1 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with a registration pursuant to this Section 2 shall be borne by the Corporation; provided, however, that the Corporation shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of counsel for the Holders in connection with the registration of their Registrable Securities, (ii) any portion of the Selling Expenses, or (iii) any of such expenses if the payment of such expenses by the Corporation is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered or proposed to be so registered.

            2.2 REGISTRATION PROCEDURES. In the case of each registration effected by the Corporation pursuant to this Exhibit, the Corporation will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Corporation will:

                  (a) Prepare and file with the Commission a registration statement and such amendments and supplements as may be necessary and cause such registration statement to become and remain effective until (i) the second anniversary following the date of the Closing, or (ii) all Registrable Securities included in the registration statement have been sold, whichever comes first, except that the Corporation shall be permitted to suspend the use of the registration statement during certain periods as set forth below in this
Section 2.2; and

                  (b) Furnish to the Holders participating in such registration and to any underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

      Notwithstanding the foregoing, the Corporation shall notify each Holder whose securities are included in a registration of the happening of any event which makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or prospectus so that, in the case of the registration statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which

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they were made, not misleading. In such event, the Corporation may suspend use of the prospectus on written notice to each participating Holder, in which case each participating Holder shall not dispose of Registrable Securities covered by the registration statement or prospectus until copies of a supplemented or amended prospectus are distributed to the participating Holders or until the participating Holders are advised in writing by the Corporation that the use of the applicable prospectus may be resumed (the period of such suspension shall be a "Blackout Period"). The Corporation shall ensure that the use of the prospectus may be resumed as soon as practicable. The Corporation shall, upon the occurrence of any event contemplated by this paragraph, prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the event that the Corporation declares one or more Blackout Periods, the two-year anniversary period set forth in Section 2.2(a) shall be extended by the number of days that constitute any such Blackout Periods.

            2.3   INDEMNIFICATION.

                  (a) The Corporation will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Exhibit, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Corporation of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Corporation in connection with any such registration, and the Corporation will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Corporation will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of such Holder for use therein.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Corporation, each of its officers and directors, each person who controls the Corporation within the meaning of Section 15 of the Securities Act, each other holder of the Corporation's securities covered by such registration statement, and each such holder's officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses,

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damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Holder, and will reimburse the Corporation, such other holders, such officers, directors, or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Corporation or the other holders or their officers, directors, or control persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Corporation in writing by such Holder. Notwithstanding the foregoing, the liability of each Holder under this Section 2.3(b) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution on the part of such Holder greater than the Holder's obligations under this Section 2.3(b).

                  (c)   Each party entitled to indemnification under this
Section 2.3 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Exhibit unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with an underwritten public offering of the Registrable Securities are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

      3. TRANSFER OF RIGHTS. The rights granted under Section 2 of this Exhibit may be assigned to any transferee or assignee in connection with any transfer or assignment by the Holder of such Holder's Registrable Securities, provided that: (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Exhibit; (ii) written notice is

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promptly given to the Corporation; and (iii) such transferee or assignee agrees in writing to be bound by the provisions of this Exhibit and by any other agreement reasonably necessary to ensure compliance with the Federal and state securities laws.

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